UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

PROVIDENT BANKSHARES CORPORATION

(Exact name of registrant as specified in charter)

Maryland	0-16421	52-1518642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Lexington Street, Baltimore, Maryland 21202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (410) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 13, 2006, Provident Bankshares Corporation (the “Company”) issued a press release announcing that Gary Geisel, the Company’s Chief Executive Officer, will participate in a panel discussion on the topic “Mining the Mid-Atlantic” at the Merrill Lynch Banking and Financial Services Conference in New York City on November 14, 2006. The press release also announced that Mr. Geisel will speak at the Sandler O’Neill 2006 Financial Services Conference in Naples, Florida on November 16, 2006 and Mr. Geisel will present at the Ryan Beck 2006 Financial Institutions Investor Conference in New York City on December 7, 2006. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

Beginning November 13, 2006, the Company will make available and distribute to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted to the Company’s website. Pursuant to Regulation FD, the presentation materials are furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated November 13, 2006

Exhibit 99.2	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT BANKSHARES CORPORATION

/s/ Robert L. Davis
Robert L. Davis
General Counsel and Corporate Secretary

Date: November 13, 2006